PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement, dated August 28, 2015,

to Prospectuses dated April 27, 2015 and April 30, 2015

This supplement should be read in conjunction with your Annuity prospectus and should be retained for future reference. This supplement is intended to update certain information in the Annuity Prospectus you own and is not intended to be a prospectus or offer for any other Annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and SAIs. If you would like another copy of the current prospectus, please visit www.PrudentialAnnuities.com or call us at 1-888-PRU-2888.

We were notified of a problem with our affiliated Trusts’ accounting agent’s system on Monday, August 24, 2015. Due to a system problem, the values of the units for certain Sub-accounts may reflect pricing and holdings as of a prior date and/or may not have been reported accurately. Once the accurate unit prices of the Sub-accounts are determined, we will correct all account values and transactions, as needed, to reflect the correct unit values.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENPRODSUP2